Exhibit 10.37B

LIMITED WAIVER TO THE

LOAN ARRANGEMENT AND REIMBURSEMENT AGREEMENT

LIMITED WAIVER, dated as of February 22, 2012 (this “Waiver”), to the Loan Arrangement and Reimbursement Agreement, dated as of January 20, 2010 (as amended by the First Amendment to the Loan Arrangement and Reimbursement Agreement dated as of June 15, 2011 and as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Arrangement Agreement”), between Tesla Motors, Inc. (the “Borrower”) and the United States Department of Energy (“DOE”). Unless otherwise defined herein, terms defined in the Arrangement Agreement and used herein shall have the meanings given to them in the Arrangement Agreement.

WHEREAS, the Borrower has requested that DOE agree to certain limited waivers of noncompliance with the terms of the Arrangement Agreement, and DOE is willing to agree to such limited waivers on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Limited Waivers.

(a) Effective as of the Waiver Effective Date (as defined below) and subject to the conditions set forth in paragraph (b) of this Section 1 below, the obligation of the Borrower to comply with the following financial covenants set forth in Section 9.1 of the Arrangement Agreement are hereby waived solely with respect to the periods indicated below:

(i) The Borrower shall not be required to comply with the Leverage Ratio covenant set forth in Annex 9.1(d)(i) of the Arrangement Agreement for the fiscal quarters ending December 31, 2012, March 31, 2013 and June 30, 2013;

(ii) The Borrower shall not be required to comply with the Interest Coverage Ratio covenant set forth in Annex 9.1(d)(ii) of the Arrangement Agreement for the fiscal quarters ending December 31, 2012, March 31, 2013 and June 30, 2013; and

(iii) The Borrower shall not be required to comply with the Fixed Charge Coverage Ratio covenant set forth in Annex 9.1(d)(iii) of the Arrangement Agreement for the fiscal quarters ending December 31, 2012, March 31, 2013 and June 30, 2013.

(b) Such waivers are subject to the condition that, anything set forth in Section 2.13 of the Arrangement Agreement to the contrary notwithstanding, the Borrower shall have deposited into the Initial Debt Service Account (x) on or before

February 29, 2012, an aggregate amount equal to not less than a good faith estimate by Borrower of the Note Installments and all accrued interest on the Loans due and payable on the Quarterly Payment Date occurring on December 15, 2012 and (y) on or before October 15, 2012, an aggregate amount equal to not less than a good faith estimate by Borrower of the Note Installments and all accrued interest on the Loans due and payable on the Quarterly Payment Dates occurring on March 15, 2013 and June 15, 2013, it being agreed that (i) the “Initial Debt Service Requirement” shall be deemed to mean, collectively, an amount equal to all Note Installments and all accrued interest on the Loans that, in each case, will become due and payable on the Quarterly Payment Dates occurring on December 15, 2012, March 15, 2013 and June 15, 2013, and (ii) amounts credited to the Initial Debt Service Account shall be available to the Borrower solely to pay the Note Installments and all accrued interest on the Loans that will become due and payable on the Quarterly Payment Dates occurring on December 15, 2012, March 15, 2013 and June 15, 2013 (which shall be deemed to be the “Initial Debt Service Payment Dates”) pursuant to Section 2.13(d) of the Arrangement Agreement, until such payments have been made in full.

(c) Compliance with Section 1(b) of this Waiver shall be deemed to constitute compliance by the Borrower with Section 2.13(c) of the Arrangement Agreement. Any failure of the Borrower to satisfy the requirement to fund the Initial Debt Service Account as and when set forth in Section 1(b) shall be referred to as a “Reserve Noncompliance Event” for purposes of this Waiver (it being understood and agreed that such designation is without prejudice to any other rights and remedies that DOE may have in connection with any failure of the Borrower to comply with Section 2.13(c) of the Arrangement Agreement as modified hereby, including any Default or Event of Default that may occur as a result thereof). If at any time after the Waiver Effective Date, a Reserve Noncompliance Event shall have occurred and be continuing, then the waivers set forth in Section 1(a) shall be of no force or effect.

SECTION 2. Representations and Warranties. Each of the Obligors hereby represents and warrants to DOE that:

(a) As of the Waiver Effective Date, no Default or Event of Default has occurred and is continuing.

(b) Each of the representations and warranties made by any Obligor in or pursuant to the Transaction Documents (other than the representations and warranties contained in Article 8 of the Note Purchase Agreement) is true and correct in all material respects on and as of the Waiver Effective Date as if made on and as of the Waiver Effective Date (except to the extent such representations and warranties relate to an earlier date, in which case, such representations and warranties were true and correct in all material respects as of such earlier date).

SECTION 3. Effectiveness of this Waiver. This Waiver shall become effective on the date (the “Waiver Effective Date”) when DOE (i) shall have received copies of all board, stockholder and other corporate approvals of the Obligors required for this Waiver, (ii) shall have received duly executed counterparts hereof that bear the signatures of Borrower and any other Obligor appearing on the signature page hereof (it being agreed that the receipt of duly executed counterparts delivered by facsimile or electronic transmission in Electronic Format shall be sufficient to satisfy the requirements of this clause (ii)), and (iii) shall have executed this Waiver.

SECTION 4. Effect of Waiver.

(a) Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of DOE under the Arrangement Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Arrangement Agreement or any other provision of the Arrangement Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Obligor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Arrangement Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Waiver Effective Date, each reference in the Arrangement Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import, and each reference to the “Arrangement Agreement” in any other Loan Document shall be deemed a reference to the Arrangement Agreement as modified hereby. This Waiver shall be deemed an amendment to the Arrangement Agreement pursuant to Section 12.1 of the Arrangement Agreement and constitute a “Loan Document” for all purposes of the Arrangement Agreement and the other Loan Documents.

SECTION 5. Consent and Reaffirmation. (a) Each Guarantor hereby consents to this Waiver and the transactions contemplated hereby, (b) each of Borrower and the Guarantors agrees that, notwithstanding the effectiveness of this Waiver, the Guarantee, the Security Agreement and each of the other Loan Documents continue to be in full force and effect, (c) each Guarantor confirms its guarantee of the Guaranteed Obligations (as defined in the Guarantee and which definition, for clarity, incorporates by reference all Note P Obligations and all Note S Obligations under the Arrangement Agreement as modified hereby), and each of Borrower and the Guarantors confirms its grant of a security interest in its assets as Collateral for the Secured Obligations, all as provided in the Loan Documents, and (d) each of Borrower and the Guarantors acknowledges that such guarantee and/or grant continues in full force and effect in respect of, and to secure, the Secured Obligations.

SECTION 6. Governing Law. THIS WAIVER, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, FEDERAL LAW AND NOT THE LAW OF ANY STATE OR LOCALITY. TO THE EXTENT THAT A COURT LOOKS TO THE LAWS OF ANY STATE TO DETERMINE OR DEFINE THE FEDERAL LAW, IT IS THE INTENTION OF THE PARTIES HERETO THAT SUCH COURT SHALL LOOK ONLY TO THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE RULES OF CONFLICTS OF LAWS.

SECTION 7. Counterparts. This Waiver may be executed in counterparts of the parties hereof, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument. The parties may deliver such counterparts by facsimile or electronic transmission in Electronic Format. Each party hereto agrees to deliver a manually executed original promptly following such facsimile or electronic transmission.

SECTION 8. Headings. Paragraph headings have been inserted in this Waiver as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Waiver and shall not be used in the interpretation of any provision of this Waiver.

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IN WITNESS WHEREOF, the parties hereto have executed this Waiver as of the day and year first above mentioned.

UNITED STATES DEPARTMENT OF
ENERGY

By:	/s/ Frances Nwachuku
Name: Frances Nwachuku
Title: Director, Portfolio Management
Division

[Signature Page to Limited Waiver]

TESLA MOTORS, INC.

By:	/s/ Deepak Ahuja
Name: Deepak Ahuja
Title: Chief Financial Officer

TESLA MOTORS NEW YORK LLC

By:	Tesla Motors, Inc., its sole member

By:	/s/ Deepak Ahuja
Name: Deepak Ahuja
Title: Chief Financial Officer

TESLA MOTORS LEASING, INC.

By:	/s/ Deepak Ahuja
Name: Deepak Ahuja
Title: Chief Financial Officer

TESLA MOTORS MA, INC.

By:	/s/ Deepak Ahuja
Name:Deepak Ahuja
Title: President

TESLA MOTORS PA, INC.

By:	/s/ Deepak Ahuja
Name:Deepak Ahuja
Title: President

NORTHERN NEVADA RESEARCH CO.,
LLC

By:	/s/ Deepak Ahuja
Name:Deepak Ahuja
Title: Chief Financial Officer

[Signature Page to Limited Waiver]